UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 20, 2026

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35873	83-2026677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000
Scottsdale, Arizona 85251
(Address of Principal Executive Offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced entry into the Agreement and Plan of Merger, dated as of May 31, 2026 (the “Merger Agreement”), by and among Taylor Morrison Home Corporation, a Delaware corporation (“TMHC”), Berkshire Hathaway Inc., a Delaware corporation (“Parent”), and WXYZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). On July 24, 2026, pursuant to the Merger Agreement, Merger Sub merged with and into TMHC (the “Merger”), the separate corporate existence of Merger Sub ceased, and TMHC was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Parent. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Item 1.01.	Entry Into a Material Definitive Agreement.

Entrance into Supplemental Indentures

On July 23, 2026, Taylor Morrison Communities, Inc. (the “Issuer”), an indirect wholly owned subsidiary of TMHC, completed its previously announced consent solicitations to adopt the proposed amendments (the “Amendments”) to the Indentures (as defined below) in connection with the Merger by entering into (i) the Eighth Supplemental Indenture (the “2028 Notes Supplemental Indenture”) with U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (in such capacity, the “2028 Notes Trustee”), to the Indenture, dated August 1, 2019 (the “2028 Notes Indenture”), by and among the Issuer, the guarantors party thereto and the 2028 Notes Trustee, relating to the Issuer’s 5.75% Senior Notes due 2028 (the “2028 Notes”); (ii) the Sixth Supplemental Indenture (the “2030 Notes Supplemental Indenture”) with U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (in such capacity, the “2030 Notes Trustee”), to the Indenture, dated July 22, 2020 (the “2030 Notes Indenture”), by and among the Issuer, the guarantors party thereto and the 2030 Notes Trustee, relating to the Issuer’s 5.125% Senior Notes due 2030 (the “2030 Notes”); and (iii) the Second Supplemental Indenture (the “2032 Notes Supplemental Indenture” and, together with the 2028 Notes Supplemental Indenture and the 2030 Notes Supplemental Indenture, the “Supplemental Indentures”) with U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “2032 Notes Trustee”), to the Indenture, dated November 10, 2025 (the “2032 Notes Indenture” and, together with the 2028 Notes Indenture and the 2030 Notes Indenture, the “Indentures”), by and among the Issuer, the guarantors party thereto and the 2032 Notes Trustee, relating to the Issuer’s 5.750% Senior Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes and the 2030 Notes, the “Notes”).

The Amendments set forth in each Supplemental Indenture (i) modify the Issuer’s reporting obligations to, among other things, provide that (a) so long as the Notes have the benefit of a guarantee by Parent (if provided), the Issuer will no longer be required to provide financial or other information of the Issuer to noteholders and will satisfy all reporting obligations with Parent’s publicly filed reports and (b) in the event that the Notes do not have the benefit of such guarantee, certain reporting requirements of the Issuer are eliminated and (ii) amend the merger covenant relating to asset transfers to be determined in respect of the consolidated assets of a direct or indirect parent entity guarantor of the Notes, rather than in respect of the consolidated assets of TMH (as defined below). All other provisions of each of the Indentures were unaffected by the Amendments set forth in the applicable Supplemental Indenture and remain unchanged and in full force and effect. The Amendments set forth in the Supplemental Indentures became operative upon (i) the consummation of the Merger and (ii) the payment of the consent fee in connection with the consent solicitations for the benefit of consenting holders of the Notes, each of which occurred on July 24, 2026.

The foregoing is a summary of the material terms of, and is qualified by, the 2028 Notes Supplemental Indenture, the 2030 Notes Supplemental Indenture and the 2032 Notes Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

Amendment No. 1 to Second Amended and Restated Credit Agreement

On July 20, 2026, the Issuer amended its Credit Agreement (as defined below) in connection with the Merger by entering into that certain Amendment No. 1, dated as of July 20, 2026 (“Amendment No. 1”), by and among the Issuer, as the borrower (the “Borrower”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement, dated as of December 22, 2025 (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Taylor Morrison Home III Corporation, Taylor Morrison Holdings, Inc. (“TMH”), Taylor Morrison Finance, Inc., the lenders party thereto and the Administrative Agent. Amendment No. 1 provides for a change of control consent under the Credit Agreement and, among other changes, adds Parent as a “Permitted Holder” under the Credit Agreement, which excludes Parent from the group of persons whose acquisition of beneficial ownership of TMHC’s voting stock could otherwise trigger a change of control under the Credit Agreement. The amendments set forth in Amendment No. 1 became effective automatically and concurrently with the consummation of the Merger.

The foregoing is a summary of the material terms of, and is qualified by, Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, $0.00001 par value, of TMHC (“TMHC Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) shares of TMHC Common Stock owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent immediately prior to the Effective Time and shares of TMHC Common Stock owned by TMHC, including shares of TMHC Common Stock held in treasury by TMHC, and in each case not held on behalf of third parties (collectively, the “Cancelled Shares”), (ii) shares of TMHC Common Stock owned by any wholly owned Subsidiary of TMHC immediately prior to the Effective Time and (iii) the Dissenting Shares) was converted into the right to receive $72.50 in cash (the “Per Share Merger Consideration”), without interest, and subject to any applicable withholding taxes.

In addition, pursuant to the Merger Agreement, effective as of the Effective Time:

•

each outstanding Option under the Company Stock Plans, to the extent then unexercised, automatically became immediately vested and was cancelled and converted into the right to receive an amount in cash equal to (x) the total number of Shares subject to the Option, multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share under such Option;

•

each outstanding RSU under the Company Stock Plans was automatically cancelled and converted into the right of the holder of such RSU to receive an amount in cash equal to (x) the number of Shares underlying such RSU, multiplied by (y) the Per Share Merger Consideration, of which amount (i) fifty percent (50%) will be paid at or promptly after the Effective Time and (ii) the remaining fifty percent (50%) will become payable on January 31, 2027, generally subject to the holder’s continued employment through such date;

•

each outstanding DSU under the Company Stock Plans automatically became immediately vested and was cancelled and converted into the right to receive an amount in cash equal to (x) the number of Shares underlying such DSU, multiplied by (y) the Per Share Merger Consideration; and

•

each outstanding PSU under the Company Stock Plans was automatically converted into a cash award (with all applicable performance vesting conditions deemed achieved at the target level of performance) equal to (x) the number of Shares subject to such PSU, multiplied by (y) the Per Share Merger Consideration, which will then vest and be paid out in accordance with and subject to the original time vesting schedule applicable to such PSU (but without regard to the associated performance vesting conditions).

The foregoing description of the Merger Agreement and Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to TMHC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2026, and is incorporated into this item by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

In connection with the closing of the Merger, TMHC notified the New York Stock Exchange (“NYSE”) of the anticipated completion of the Merger and requested that NYSE (i) suspend trading of TMHC Common Stock on the NYSE following the closing of trading on July 24, 2026 and (ii) file a notification of removal from listing on Form 25 with the SEC to delist TMHC Common Stock from the NYSE and deregister TMHC Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of TMHC Common Stock from the NYSE will be effective on August 3, 2026 (10 days after the filing of the Form 25).

Following the effectiveness of the Form 25, TMHC intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of TMHC Common Stock under Section 12(g) of the Exchange Act and the suspension of TMHC’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the shares of TMHC Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the Effective Time, the former holders of shares of TMHC Common Stock that were outstanding immediately prior to the Effective Time ceased to have any rights with respect to such shares, other than (in the case of shares of TMHC Common Stock that were not Cancelled Shares) the right to receive the Per Share Merger Consideration to be paid pursuant to the Merger Agreement in respect of each such share.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time, a change of control of TMHC occurred. Merger Sub merged with and into TMHC, the separate corporate existence of Merger Sub ceased, and TMHC continued as the Surviving Corporation in the Merger as a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, each of Sheryl D. Palmer, Peter Lane, Anne L. Mariucci, Heather Ostis, Andrea Owen, Denise Warren, Amanda Whalen and Christopher Yip resigned from the board of directors of TMHC (the “Board”) and from any and all committees (including subcommittees thereof) of the Board on which they served and ceased to be directors of TMHC. No director was terminated or resigned because of any disagreement with TMHC, its management or its board of directors on any matter relating to its operations, policies or practices.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation and shall hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation and applicable law. The directors of Merger Sub at the Effective Time were Marc D. Hamburg, Charles C. Chang and Michael O’Sullivan (the “Interim Directors”). Immediately following the Effective Time, each of the Interim Directors stepped down from the Board and Sheryl Palmer, Todd Merrill, Curt VanHyfte and Erik Heuser were appointed to the Board.

In accordance with the terms of the Merger Agreement, the officers of TMHC at the Effective Time became the officers of the Surviving Corporation and shall hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation and applicable law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the closing of the Merger, TMHC’s certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and TMHC’s bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On July 24, 2026, Berkshire Hathaway Inc. and Taylor Morrison Home Corporation issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2026, by and among Taylor Morrison Home Corporation, Berkshire Hathaway Inc. and WXYZ Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to TMHC’s Current Report on Form 8-K filed with the SEC on June 1, 2026).

3.1	Amended and Restated Certificate of Incorporation of Taylor Morrison Home Corporation.

3.2	Amended and Restated By-laws of Taylor Morrison Home Corporation.

4.1	Eighth Supplemental Indenture, dated as of July 23, 2026, among Taylor Morrison Communities, Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, relating to Taylor Morrison Communities, Inc.’s 5.75% Senior Notes due 2028.

4.2	Sixth Supplemental Indenture, dated as of July 23, 2026, among Taylor Morrison Communities, Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, relating to Taylor Morrison Communities, Inc.’s 5.125% Senior Notes due 2030.

4.3	Second Supplemental Indenture, dated as of July 23, 2026, among Taylor Morrison Communities, Inc. and U.S. Bank Trust Company, National Association, as trustee, relating to Taylor Morrison Communities, Inc.’s 5.750% Senior Notes due 2032.

10.1	Amendment No. 1, dated as of July 20, 2026, to the Second Amended and Restated Credit Agreement by and among Taylor Morrison Communities, Inc., as the borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release of Berkshire Hathaway Inc. and Taylor Morrison Home Corporation, dated July 24, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR MORRISON HOME CORPORATION

Date: July 24, 2026	By:	/s/ Todd Merrill
Todd Merrill
Executive Vice President, Chief Legal Officer and Secretary